UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2024

ePlus inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34167	54-1817218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13595 Dulles Technology Drive
Herndon, Virginia 20171-3413
(Address of principal executive offices, including zip code)

(703) 984-8400
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	PLUS	NASDAQ Global Market Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2024, the shareholders of ePlus inc. (the "Company") approved the ePlus inc. 2024 Non-Employee Director Long-Term Incentive Plan (the "Plan") at the Company's annual meeting of shareholders (the "Annual Meeting"). The Company's shareholders approved the Plan in accordance with the voting results set forth below under Item 5.07. The Plan was previously adopted by the Company's Board of Directors on June 13, 2024, subject to shareholder approval.

The Plan replaces the ePlus inc. 2017 Non-Employee Director Long-Term Incentive Plan, as approved by the Company's stockholders on September 12, 2017. The material terms of the Plan were described in the Company's definitive Proxy Statement (the "Proxy Statement") filed with the Securities and Exchange Commission (the "SEC") on July 23, 2024, under the caption "Proposal 4 - Approval of the 2024 Non-Employee Director Long-Term Incentive Plan". The Plan authorizes the grants of equity incentive awards in the form of restricted stock to the Company's non-employee directors as more fully described in the Company's Proxy Statement.

The above description of the Plan does not purport to be complete, and is qualified in its entirety by the full text of the Plan, set forth in Exhibit 10.1, and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, there were present, in person or by proxy, holders of 24,742,575 shares of our common stock, or 92.02% of all shares of common stock eligible to be voted at the meeting. The final voting results on all matters are disclosed below.

1.  Election of the following directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified (included as Proposal 1 in the Proxy Statement).  Each nominee for director was elected by a vote of the shareholders as follows:

	For	Withheld	Broker Non-Vote
Renée Bergeron	23,068,248	732,914	941,413
Bruce M. Bowen	23,330,142	471,020	941,413
John E. Callies	23,023,960	777,202	941,413
Ira A. Hunt, III	22,916,522	884,640	941,413
Mark P. Marron	23,341,154	460,008	941,413
Maureen F. Morrison	22,945,060	856,102	941,413
Ben Xiang	22,258,653	1,542,509	941,413

Each nominee was elected a director of ePlus.

2.  Advisory vote on the compensation of our named executive officers, as disclosed in our Proxy Statement (included as Proposal 2 in the Proxy Statement). The proposal was approved by a vote of shareholders as follows:

For:	22,182,717
Against:	1,478,011
Abstain:	140,434
Broker non-votes:	941,413

3.  Ratification of the selection of Deloitte & Touche LLP as our independent registered accounting firm for fiscal year 2025 (included as Proposal 3 in the Proxy Statement).  The proposal was approved by a vote of shareholders as follows:

For:	24,358,251
Against:	373,394
Abstain:	10,930

4.  Approval of the 2024 Non-Employee Director Long-Term Incentive Plan (included as Proposal 4 in the Proxy Statement).  The proposal was approved by a vote of shareholders as follows:

For:	22,599,821
Against:	1,092,102
Abstain:	109,239
Broker non-votes:	941,413

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are filed as part of this report:

Exhibit No.	Description

10.1	ePlus inc. 2024 Non-Employee Director Long-Term Incentive Plan (filed herewith)

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ePlus inc.

By: /s/ Elaine D. Marion
Elaine D. Marion
Chief Financial Officer

Date: September 16, 2024